UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 10, 2008
Symantec Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	000-17781	77-0181864
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA	95014
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code (408) 517-8000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-23.01
EX-99.01

Item 8.01. Other Events.
     We are filing this Current Report on Form 8-K for the purpose of incorporating the contents of this report in the Registration Statement on Form S-8 that we intend to file on November 10, 2008.
Consolidation of Reportable Segments
     As previously reported, beginning in the first quarter of fiscal 2009, we consolidated our Altiris Services, which was formerly included in the Security and Compliance segment, into our Services segment to better align our operating structure. Pursuant to guidance provided in Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information, and by the Securities and Exchange Commission, we have recast in Exhibit 99.01 filed with this Current Report on Form 8-K the following items that were contained in our Annual Report on Form 10-K for the year ended March 28, 2008 (“Annual Report”), to reflect this change in reportable segments for all periods presented: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Item 8, “Financial Statements and Supplementary Data.” The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with this change in our reportable segments. There is no change to our previously reported consolidated operating results, financial condition or cash flows.
     The change to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” is to refer to the consolidated operating segment structure that we adopted in fiscal 2009, and to report Net revenues and Operating income from our reportable segments consistently with this presentation. The changes to Item 8, “Financial Statements and Supplementary Data,” are to amend Notes 4, 7, and 19 to report Net revenues, Operating income (loss), Depreciation and amortization expenses and Goodwill for our reportable segments consistently with this presentation.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Symantec Corporation, as of March 28, 2008 and March 30, 2007 and for the years ended March 28 , 2008, March 30, 2007 and March 31, 2006, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated May 20, 2008 except as to Notes 4, 7, and 19, which are as of November 7, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symantec Corporation
Date: November 10, 2008	By:	/s/ James A. Beer
James A. Beer
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Management’s Discussion and Analysis of Financial Condition and Results of Operations and Audited Consolidated Financial Statements of Symantec Corporation, as of March 28, 2008 and March 30, 2007 and for the years ended March 28 , 2008, March 30, 2007 and March 31, 2006, reflecting the change in reportable segments, and including the Report of Independent Registered Public Accounting Firm dated May 20, 2008 except as to Notes 4, 7, and 19, which are as of November 7, 2008.